                                                                   EXHIBIT 10.11

     AMENDMENT (this "Amendment"), dated as of June 10, 1999, to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 1998 (as amended by the Amendment dated as of December 3, 1998, the Amendment dated as of December 7, 1998 and the Amendment dated as of May 7, 1999, the "Credit Agreement"), among METRIS COMPANIES INC., a Delaware corporation (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"), NATIONSBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK, as documentation agent, U.S. BANK NATIONAL ASSOCIATION, as documentation agent (collectively in such capacity, the "Documentation Agents"), BARCLAYS BANK PLC as co-agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agent (collectively in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENT

     Amendment to Section 6.06(d). Subclause (II) of clause (iv) of Section 6.06(d) of the Credit Agreement is hereby deleted in its entirety and the following subclause (II) is substituted in lieu thereof:

     "(II) an amount not to exceed the amount necessary to provide that DMCCB qualifies as "well capitalized" for purposes of 12 U.S.C. ss.1831o, as amended, re- enacted or redesignated from time to time"

                            SECTION II. MISCELLANEOUS

     2.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

     2.2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.
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     2.3. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

     2.4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     2.5. Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

     2.6. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

     2.7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        METRIS COMPANIES INC.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent, Lender
                                        and Issuing Bank

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        NATIONSBANK, N.A.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCHES

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC, NEW YORK BRANCH

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE SUMITOMO BANK, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE FUJI BANK, LIMITED

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        KZH IV LLC

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        KZH SHOSHONE LLC

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        AMARA-1 FINANCE LTD

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        AMARA-2 FINANCE LTD

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        CERES FINANCE LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        STRATA FUNDING LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        SPS TRADES

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-I, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        FIRST DOMINION FUNDING II

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title: